UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2005

Diametrics Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	000-21982	41-1663185
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3050 Centre Pointe Drive, Suite 150, St. Paul, Minnesota		55113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-639-8035

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 17, 2005, David B. Kaysen resigned as President and CEO and as a member of the Board of Directors of Diametrics Medical, Inc. (the"Company"), as well as all positions Mr. Kaysen held with TGC Research Limited, the Company’s wholly owned subsidiary in the United Kingdom. Mr. Kaysen has decided to pursue other opportunities, and his resignation was not the result of any disagreement with the Company. A successor to Mr. Kaysen as CEO has not yet been determined.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diametrics Medical, Inc.

June 23, 2005	By:	W. Glen Winchell

Name: W. Glen Winchell
Title: Chief Financial Officer